EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 on Form 10-K/A of AssuranceAmerica Corporation (the “Company”) for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Lawrence Stumbaugh, Chief Executive Officer of the Company, and Gregory Dean Woods, Acting Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/  Lawrence Stumbaugh
Lawrence Stumbaugh, Chief Executive Officer

April 15, 2008

/s/  Gregory Dean Woods
Gregory Dean Woods, Acting Chief Financial Officer

April 15, 2008